Investor Presentation

TONIX PHARMACEUTICALS

December 2016

Version P0044 12-19-16

Cautionary Note on Forward-Looking Statements

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the "SEC") on March 3, 2016, and future periodic reports filed with the SEC on or after the date hereof. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Posttraumatic Stress Disorder (PTSD) program

On May 19, 2016, we reported encouraging topline data for TNX-102 SL* 5.6 mg in a military-related PTSD trial ("AtEase")

- PTSD was our "second" clinical program using our proprietary formulation TNX-102 SL
- Prior to the AtEase trial, no other investigational new drug or approved therapy had demonstrated efficacy in military PTSD in a large adequate well-controlled study

On August 29, 2016, we reported U.S. Food and Drug Administration (FDA) acceptance of the PTSD Phase 3 clinical program at the End-of-Phase 2 meeting

- However, advancing TNX-102 SL for PTSD was not in our budget

* TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an Investigational New Drug and has not been approved for any indication

Tonix (TNXP): Value proposition

On September 6, 2016 our lead Phase 3 program TNX-102 SL for fibromyalgia narrowly missed its primary endpoint in the first Phase 3 study ("AFFIRM")

- Received strong negative investor market response
- Reassuring safety profile and activity of TNX-102 SL at 2.8 mg for improvement in sleep quality in fibromyalgia sets stage for new clinical direction in PTSD

We simultaneously announced that we discontinued our fibromyalgia program and we are focusing our resources to PTSD

- High value Phase 3 clinical asset not well known to the market
- Encouraging evidence of safety and efficacy of TNX-102 SL was demonstrated in Phase 2 AtEase trial
- Regulatory clarity for PTSD based on FDA acceptance of PTSD Phase 3 clinical program at End-of-Phase 2 meeting

Pivot to PTSD: Rationale

- **Unmet medical need**
  - PTSD is a serious condition and the prevalence is increasing, especially combat-related
  - Military-related PTSD is not satisfactorily treated by existing FDA approved therapies
  - Two selective serotonin reuptake inhibitors (SSRIs) are approved for PTSD, but have not shown efficacy in military-related PTSD
- **Endpoint**
  - TNX-102 SL 5.6 mg had significant effects on the FDA-recognized primary endpoint, the Clinician Administered PTSD Scale, "CAPS-5"
- **Potential development and commercialization partners**
  - Several companies have U.S. psychiatry-focused specialty sales forces
  - Department of Defense (DoD) is interested in military-related PTSD and has the potential to support basic science and clinical development
- **Important target population**
  - U.S. veterans are in great need of a medicine that works for this serious condition

Breakthrough Therapy designation

- **FDA granted TNX-102 SL Breakthrough Therapy designation – reported December 19, 2016**
  - PTSD is a serious condition
  - TNX-102 SL has the potential to have advantages over existing therapies in military-related PTSD

- **Benefits of Breakthrough Therapy designation**
  - Priority review of the New Drug Application (NDA) within 6 months instead of 10 months
  - Rolling submission of portions of the NDA
  - An organizational commitment involving FDA's senior managers to accelerate the development and approval process contributing significant guidance

Tonix Pharmaceuticals PTSD Program

Phase 3 Ready Program

TNX-102 SL (cyclobenzaprine HCl sublingual tablets)

- A unique, innovative product designed for bedtime administration
- Targeting a chronic and serious psychiatric disorder: **PTSD**
  - ✓ **Therapeutic dose identified in Phase 2 study**
  - ✓ **Phase 3 clinical and product registration plan accepted by the FDA[1]**
  - ✓ **Targeting commencement of Phase 3 study in military-related PTSD in 1Q 2017**

Targeting An Attractive Market

PTSD

- High prevalence worldwide and receiving greater attention
- Not well served - high off-label usage[2] with unproven or contraindicated treatments[3]
- Potential opportunity to displace current standard-of-care and expand market

1. August 2016 FDA End-of-Phase 2 Meeting Minutes
2. Bernardy et al., J Clin Psychiatry, 2012; 73: 297
3. VA/DoD Clinical Practice Guideline for the Management of Post-Traumatic Stress, Version 2, 2010

What is PTSD?

A chronic response to traumatic event(s)

- A majority of people will experience a traumatic event at some point in their lifetime[1]
  - 20% of women and 8% of men in the U.S. who experience significant trauma develop PTSD[1]
  - *Lifetime prevalence:* 6.8%[2] (~ 17 million adults in the U.S.)
    - Persistent - >1/3 fail to recover, even after several years following the trauma[2]
  - *Twelve month prevalence:* *U.S.* 3.5%[3] (~ 8.6 million adults)
    EU 2.3%[4] (~10 million adults)

Most common forms of trauma[1]

- Witnessing someone being badly injured or killed
- Natural disaster
- Life-threatening accident
- Sexual or physical assault

1. Kessler et al, Arch Gen Psychiatry 1995;52:1048.
2. Kessler et al., Arch Gen Psychiatry. 2005;, 62:593
3. Kessler et al., Arch Gen Psychiatry. 2005; 62: 617; Prevalence rate of 3.5% applied to U.S. Census estimate of 247 million U.S. adult (≥18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00)
4. The European Union Market Potential for a New PTSD Drug. Prepared for Tonix Pharmaceuticals by Procela Consultants Ltd September 2016.

What Are the Symptoms of PTSD?

Symptoms of PTSD fall into four clusters:

1. Intrusion (aversive memories, nightmares, flashbacks)
2. Avoidance (avoiding persons, places or situations)
3. Mood/cognitions (memory block, emotional numbing, detachment from others)
4. Hyperarousal (anxiety, agitation & **sleep disturbance**)

Symptoms assessed for diagnosis, severity and treatment effect

- **Clinician Administered PTSD Scale ("CAPS-5")**
  - Recognized as the standard for rating PTSD severity in clinical trials
  - Takes into account all four symptom clusters

What Are the Consequences of PTSD?

Consequences:

- Impaired daily function and substantial interference with work and social interactions
- Reckless or destructive behavior
- Increased health care utilization and greater medical morbidity

PTSD as a risk factor for:

- Depression
- Alcohol or substance abuse
- Absenteeism/unemployment
- Homelessness
- Violent acts
- Suicidal thoughts and suicide

Unmet Needs:

- Effective therapy for populations not well served by current treatment (males, military trauma)
- Alternative therapy for the majority of patients unresponsive or intolerant to current treatments
- Drug therapy compatible and complementary with behavioral therapy

PTSD Prevalence and Market Characteristics


Prevalent Population (U.S.)
~8.6 million1
Undiagnosed
6,788,000
79%
Rx
510,000
6%
No Rx
128,000
2%
Veterans Treated in Veterans Administration (VA)3,4
Rx
872,000
10%
No Rx
288,000
3%
Civilian Population2

Diagnosed population

- Large population (~1.8 million)
- Majority receive drug treatment
  - Civilians: ~75%[2]
  - Veterans: ~80%[4]

1. Kessler, et al., 2005; ; Prevalence rate of 3.5% applied to U.S. Census estimate of 247 million U.S. adult (≥18) population in 2015 (www.census.gov/quickfacts/table/PST045215/00)
2. IMS Consulting, *Market Sizing & Treatment Dynamics: Post-Traumatic Stress Disorder (PTSD) Patients*", 2016
3. Bowe and Rosenheck, 2015 ((638,451 veterans diagnosed with PTSD in the VA in fiscal year 2012 across all medical centers)
4. Bernardy et al., 2012 (80% of veterans diagnosed with PTSD had at least one medication from the Clinical Practice Guidelines)

What Drug Classes are Used to Treat PTSD?

Market highly fragmented, with benzodiazepines being widely prescribed (but not indicated[1])

- Multiple medications per patient (or "Polypharmacy") is the norm
  - Approximately 55% of patients receive a benzodiazepine, and 53% receive an selective serotonin reuptake inhibitor (SSRI)
- SSRIs are the only FDA approved drug class

Estimated PTSD Market Volume (Civilian Population Only) ~14.1 million TRx*[2]


Adrenergic Agents
Tricyclic Antidepressants
All Others
Non-benzodiazpepine Hypnotics
Serotonin and norepinephrine reuptake inhibitors
Other Antidepressants
Atypical Antipsychotics
Anticonvulsants/Mood Stabilizers
Benzodiazepines 2.84 M TRx
SSRIs 2.84 M TRx

* TRx = Total prescriptions
1. VA/DoD Clinical Practice Guideline for the Management of Post-Traumatic Stress, Version 2, 2010
2. IMS Consulting, *Market Sizing & Treatment Dynamics: Post-Traumatic Stress Disorder (PTSD) Patients*", 2016

Relevance of Sleep Disturbances for PTSD

Sleep disturbances:

- Core symptom of PTSD (component of intrusion and hyperarousal symptom clusters)
- Believed to play roles in the pathophysiology of PTSD

	Sleep As a Core Symptom	Pathophysiology	Pharmacological Action 2° Clinical Endpoint	Therapeutic Benefit 1° Clinical Endpoint
PTSD	• **Nightmares** • **Hyperarousal**	**Stress ≈ Hyperarousal ≈ Sleep Disturbances** Hyperarousal and hypervigilance interfere with sleep and emotional memory processing during sleep	**Reduced hyperarousal**	**Reduced PTSD symptoms and disability**

TNX-102 SL: Innovative and Unique By Design

Active Pharmaceutical Ingredient (API) is cyclobenzaprine (CBP), is structurally related to tricyclic antidepressants (TCAs)

- TCAs and their metabolites differ widely in their receptor binding and pharmacokinetic profiles[1]

Different from other tricyclics

- **CBP is more selective for high affinity sites believed to have a role in sleep quality[2]**
  - 5-HT_{2A}
  - α_1-adrenergic
  - histamine H_1
- **CBP undergoes extensive first-pass hepatic metabolism when administered orally**
  - Major metabolite, norcyclobenzaprine (nCBP)
    - Long half-life (~72 hours)
    - Less selective for target receptors (5-HT_{2A}, α_1-adrenergic, histamine H_1)
    - More selective for norepinephrine transporter

Different from oral CBP formulation

TNX-102 SL: Innovative sublingual formulation of CBP

- Rapid systemic exposure
- Increased bioavailability
- Avoids first-pass metabolism
- Lowers exposure to long-lived active major metabolite, nCBP

1. Rudorfer and Potter, *Cellular and Molecular Neurobiology, 1999 19:373*
2. Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015,Toronto, Ontario, Canada

Why Initially Target Military-Related PTSD?

Military-related PTSD not well-served by existing FDA-approved therapies

- ***No clear treatment response observed in U.S. military population***

  Sertraline: failed to show efficacy in a large multicenter trial in U.S. military (placebo numerically better)[1]
  Paroxetine: no large trials conducted with predominantly military trauma

- **Inconsistent treatment response observed in males**

  Sertraline: FDA-conducted post-hoc analysis concluded no effect for male civilian subgroup[2]
  Paroxetine: no sex-related difference in treatment outcomes[3]

- **Important tolerability issues with SSRIs in this population**

  Sexual dysfunction[2,3]
  Insomnia[2,3]
  SSRI withdrawal syndrome[4]

1. Friedman et al., J Clin Psychiatry 2007; 68:711, 2. Zoloft Package Insert, August, 2014, 3. Paxil Package Insert, June, 2014,
4. Fava et al., Psychother Psychosom 84:72-81, 2015

Phase 2 AtEase Study in Military PTSD

- Randomized, double-blind, placebo-controlled trial in military-related PTSD



TNX-102 SL at bedtime once-daily
2.8 mg
N= 90
TNX-102 SL at bedtime once-daily
5.6 mg (2 x 2.8 mg)
N= 49
Placebo at bedtime once-daily
N= 92
12 weeks
open-label extension

- Enrolled patients with baseline CAPS-5 ≥ 29
- Analysis from 231 patients; 24 U.S. clinical sites
- TNX-102 SL was active at 5.6 mg dose
- **Primary efficacy analysis:**
  - Difference in CAPS-5 score between TNX-102 SL 2.8 mg and placebo at week 12

AtEase Study Demographics and Characteristics

- 93% of the randomized patients were male
- 98% had trauma during military service
- Deployed an average of 2.3 times
- Mean time since index trauma was 7 years
- Race and ethnicity generally consistent with U.S. military distribution
- Current Major Depressive Disorder 14% by MINI 7.0
- Similar baseline CAPS-5 scores and MADRS scores across treatment arms

Variable	Placebo N=92	TNX-102 SL 2.8 mg N=90	TNX-102 SL 5.6 mg N=49	Overall N=231
Baseline CAPS-5 Scores (SD)	39.5 (7.7)	39.5 (8.0)	39.3 (8.1)	39.5 (7.85)
Baseline MADRS Scores (SD)	17.3 (6.5)	17.6 (5.2)	16.1 (5.5)	17.1 (5.83)

CAPS-5, Clinician Administered PTSD Scale for DSM-5
MADRS, Montgomery-Åsberg Depression Rating Scale
MINI 7.0, Mini-International Neuropsychiatric Interview, version 7
SD, standard deviation

AtEase Study: Traumas Associated with PTSD

Index Trauma During Military Service	Patient Count*
Being involved in an IED explosion or suicide bombing	35
Witness death or injury of fellow soldiers	33
Witnessing IED explosion	30
Receiving incoming artillery, rocket, or mortar fire	29
Being wounded or injured	10
Being responsible for the death of a noncombatant	9
Witness suicide-related deaths or injury	9
Seeing ill or injured women or children you were unable to help	9
Witnessing death or injury of civilians	8
Handling or uncovering human remains	7
Sexual assault	6
Involved in serious vehicular accident (Humvee, helicopter, plane)	6
Shooting or directing fire at the enemy	5
Knowing someone seriously injured or killed	4
Being responsible for the death of an enemy combatant	4
Seeing dead bodies or human remains	4
Other	11

**Some patients experienced more than one trauma*

AtEase Study – Summary of Primary and Secondary Analyses (week 12)

Assessment	Domain	Analysis	p-Values	
			2.8 mg (N=90)	5.6 mg (N=49)
CAPS-5	Total	MMRM	0.259^	0.053
	Total	MMRM with Multiple Imputation	0.211	0.031*
	Total	MMRM w/ Hybrid LOCF/BOCF	0.172	0.037*
	Total	ANCOVA	0.090	0.038*
CAPS-5 clusters/items	Arousal & Reactivity cluster (E)	MMRM	0.141	0.048*
	Sleep item (E6)	MMRM	0.185	0.010*
	Exaggerated Startle item (E4)	MMRM	0.336	0.015*
CGI-I	Responders	Logistic Regression	0.240	0.041*
PGIC	Mean score	MMRM	0.075	0.035*
Sheehan Disability Scale	Work/school item	MMRM	0.123	0.050*
	Social/leisure item	MMRM	0.198	0.031*

BOCF, baseline observation carried forward; CGI-I, Clinical Global Impression - Improvement scale; LOCF, last observation carried forward; MMRM, mixed model repeated measures; PGIC, Patient Global Impression of Change

^Primary analysis p-value not significant comparing TNX-102 SL 2.8 mg versus placebo

*$p<0.05$

AtEase Study: Safety and Tolerability Profile

No serious adverse events reported with TNX-102 SL deemed related to treatment

Systemic Adverse Events*	Placebo (N=94)	TNX-102 SL 2.8 mg (N=93)	TNX-102 SL 5.6 mg (N=50)
Somnolence	6.4%	11.8%	16.0%
Dry Mouth	10.6%	4.3%	16.0%
Headache	4.3%	5.4%	12.0%
Insomnia	8.5%	7.5%	6.0%
Sedation	1.1%	2.2%	12.0%
Administration Site Reactions*			
Hypoaesthesia oral	2.1%	38.7%	36.0%
Paraesthesia	3.2%	16.1%	4.0%
Glossodynia	1.1%	3.2%	6.0%

Trial completion rates: 73% placebo; 79% TNX-102 SL 2.8 mg; 84% TNX-102 SL 5.6 mg

*at rates of >5% in either drug-treated arm, Safety population N=237

AtEase: Retrospective Analysis for TNX-102 SL 5.6 mg

Prior pharmacotherapy trials in PTSD used *earlier versions* of CAPS (e.g. CAPS-2)

- Different scoring range from CAPS-5
- Most frequently used a score of ≥ 50 for entry (similar to CAPS-5 ≥ 33[1])
- FDA has accepted this higher entry criteria (CAPS-5 ≥ 33) for Phase 3 program

Compared CAPS-5 Severity Entry Criteria ≥ 29 versus ≥ 33 on Effect Size for AtEase

- Retrospective analysis showed more robust effect with high entry criteria



CAPS-5 ≥ 29
Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
*
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal



CAPS-5 ≥33
Effect Size
0.6
0.5
0.4
0.3
0.2
0.1
0
*
*
*
TOTAL
Intrusion
Avoidance
Mood
Hyperarousal

* MMRM, mixed-effects model repeated measures, $p<0.05$

[1]*Sullivan, Gregory, et al. Poster session presented at: Military Health System Research Symposium (MHSRS) 2016 Annual Meeting; 2016 Aug 15-18; Kissimmee, FL. URL: http://bit.ly/2bFo4mx*

Retrospective Analysis of CAPS-5 in patients with entry CAPS-5 ≥ 33[1]


Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
0.0
-5.0
-10.0
-15.0
-20.0
-25.0
-30.0
LS Mean (SE) of CAPS-5 Total Score
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
6.8 point difference in CAPS-5 change from baseline between placebo and TNX-102 SL 5.6 mg
Effect Size = 0.53
*p<0.025, comparing 5.6 mg group with placebo, MMRM
*p=0.029, comparing 2.8 mg group with placebo, MMRM

[1]Primary analysis was TNX-102 SL 2.8 mg with entry CAPS-5 ≥ 29

Week 12 outcome measures for TNX-102 SL 5.6 mg vs. placebo in military-related PTSD for CAPS-5 ≥ 29 and CAPS-5 ≥ 33 at baseline

	PBO N=92, 5.6mg N=49; CAPS-5 ≥ 29		PBO N=77, 5.6mg N=38; CAPS-5 ≥ 33	
Outcome Measure	**ES[1]**	**p-value[2]**	**ES[1]**	**p-value[2]**
CAPS-5				
Total score	0.36	0.053	0.53	*0.013
Cluster B (intrusion)	0.26	0.161	0.46	*0.026
Cluster C (avoidance)	0.04	0.963	0.12	0.522
Cluster D (mood/cognition)	0.35	0.062	0.39	0.065
Cluster E (arousal and reactivity)	0.35	*0.048	0.52	*0.012
E6 (Sleep item)	0.51	*0.010	0.51	*0.013
E2 (Reckless/Self Destruct)	0.15	0.140	0.30	*0.012
CGI–I (responders)	2.11	*0.041	2.29	*0.042
SDS				
Total Score	0.33	0.079	0.35	0.093
Work/School item	0.34	0.050	0.41	*0.040
Social/Leisure item	0.38	*0.031	0.35	0.116
Family Life/Home Responsibilities item	0.12	0.524	0.15	0.455

1Cohen's d for CAPS-5 and Sheehan Disability Scale outcome measures; odds ratio from logistic regression for CGI-I.
2CAPS-5 and Sheehan Disability Scale outcome measures: p-values from mixed-effects model repeated measures statistical test on the mean change from baseline difference between TNX-102 SL 5.6 mg and placebo; CGI-I: p-values from a repeated measure logistic regression (Responder defined as a patient who was rated as "1" very much improved, or "2" much improved at week 12). *denotes statistical significance difference with p<0.05, not adjusted for multiple comparisons; Abbreviations: 5.6 mg=TNX-102 SL 5.6 mg; CAPS-5=Clinician-Administered PTSD Scale for DSM-5; ES=Effect Size; N=number of patients; PBO=Placebo; SDS=Sheehan Disability Scale.

Week 12 outcome measures for TNX-102 SL 5.6 mg vs. placebo in combat PTSD subset for CAPS-5 ≥ 29 and CAPS-5 ≥ 33 at baseline

	PBO N=74, 5.6mg N=46; CAPS-5 ≥ 29		PBO N= 64, 5.6mg N=35; CAPS-5 ≥ 33	
Outcome Measure	**ES[1]**	**p-value[2]**	**ES[1]**	**p-value[2]**
CAPS-5				
Total score	0.42	*0.037	0.57	*0.013
Cluster B (intrusion)	0.26	0.183	0.50	*0.031
Cluster C (avoidance)	0.04	0.824	0.11	0.570
Cluster D (mood/cognition)	0.41	*0.035	0.42	0.061
Cluster E (arousal and reactivity)	0.40	*0.036	0.57	*0.012
E6 (Sleep item)	0.58	*0.003	0.58	*0.010
E2 (Reckless/Self Destruct)	0.15	0.178	0.30	*0.019
CGI–I (responders)	2.15	*0.049	2.12	0.082
SDS				
Total Score	0.41	*0.039	0.47	*0.032
Work/School item	0.40	*0.026	0.40	*0.015
Social/Leisure item	0.50	*0.013	0.51	*0.028
Family Life/Home Responsibilities item	0.19	0.328	0.22	0.274

1Cohen's d for CAPS-5 and Sheehan Disability Scale outcome measures; odds ratio from logistic regression for CGI-I.
2CAPS-5 and Sheehan Disability Scale outcome measures: p-values from mixed-effects model repeated measures statistical test on the mean change from baseline difference between TNX-102 SL 5.6 mg and placebo; CGI-I: p-values from a repeated measure logistic regression (Responder defined as a patient who was rated as "1" very much improved, or "2" much improved at week 12). *denotes statistical significance difference with $p<0.05$, not adjusted for multiple comparisons; Abbreviations: 5.6 mg=TNX-102 SL 5.6 mg; CAPS-5=Clinician-Administered PTSD Scale for DSM-5; ES=Effect Size; N=number of patients; PBO=Placebo; SDS=Sheehan Disability Scale.

Analysis Using CAPS-5 ≥ 33 As Entry Criteria

Reckless or Self-Destructive Behavior Item on CAPS-5



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
1
0.5
0
Reckless or Self-Destructive Mean Score
Placebo
TNX-102 SL 2.8 mg
TNX-102 SL 5.6 mg
*

*p=0.012, TNX-102 SL 5.6 mg v. placebo, mixed model repeated measures

Reckless or self-destructive behavior can include dangerous driving, high-risk thrill-seeking, excessive alcohol or drug use, injurious behaviors to self or others, or suicidal behaviors.

Phase 2 AtEase Study Conclusions

First large multi-center trial demonstrating efficacy of an Investigational New Drug (IND) in military-related PTSD

- ✓ TNX-102 SL therapeutic dose (5.6 mg) identified
- ✓ Symptom reduction (CAPS-5)
- ✓ Functional improvement (Sheehan Disability Scale domains)
- ✓ Clinical global impression of improvement (CGI-I)
- ✓ Evidence of meaningful clinical improvement supports the Breakthrough Therapy designation

Effects on sleep and hyperarousal

- ✓ Consistent with mechanistic hypothesis

Well-tolerated; side effects include:

- ✓ Systemic: somnolence, dry mouth, headache and sedation
- ✓ Local administration site reactions: transient tongue numbness

Comprehensive AtEase study results from scientific presentations available at:
http://www.tonixpharma.com/research-development/scientific-presentations

Hypothesized mechanism of action in PTSD
Attenuation of Sleep Disruption by TNX-102 SL Leads to Recovery


Traumatic event
Acute stress response with acute insomnia
Chronic insomnia
Normalized sleep
Resolved acute response
Sleep-dependent consolidation/generalization of extinction/habituation
PTSD
PTSD-specific sleep disturbances


Experience & expression of conditioned fear
HPA axis (cortisol)
Central stress response (CRF)
Sympathetic activation (NE)
Sleep quality REM sleep continuity
Extinction memory Habituation
Recovery
(over weeks)

Diagrams adapted from Pace-Schott et al. Biol Mood Anxiety Disord 2015;5:3

Planned Phase 3 Program in PTSD

To confirm AtEase findings in military-related PTSD:

- Larger adaptive design study
- Targeting start in 1Q 2017

TNX-102 SL once-daily at bedtime
5.6 mg *N ~ 275 (90*)*

Placebo once-daily at bedtime
N ~ 275 (90)*

12 weeks

** First interim analysis*

General Study Characteristics:

- Randomized, double-blind, placebo-controlled, entrance CAPS-5 ≥ 33
- One to two planned unblinded interim analyses (IAs)
- First IA (N ~180) for efficacy stop or sample size adjustment
- Potential to enroll 550 patients
- Approximately 30 U.S. clinical sites

Primary Efficacy Endpoint:

- Mean change from baseline in total CAPS-5 at Week 12 compared between TNX-102 SL 5.6 mg and placebo

First IA topline data anticipated 2H 2017

Commercialization Options

Tonix is exploring a variety of options to commercialize TNX-102 SL, including commercializing on our own or partnering all or some indications in specific regions of the world.

Commercial Considerations:

- Primary physician audience is well defined: psychiatrists (~30,000 in U.S.)
  - Small specialty sales force sufficient for coverage
- Primary market research with psychiatrists indicate strong interest in new therapeutic options

Intellectual Property

TNX-102 SL

Portfolio of international patents filed under the Patent Cooperation Treaty (PCT)

Composition-of-matter (eutectic)
- Patents filed
- Protection expected to 2034

Pharmacokinetics (PK)
- Patents filed
- Protection expected to 2033

Method-of-use
- PTSD: patents filed

Financial overview

NASDAQ: TNXP	
Cash, cash equivalents, and marketable securities reported at September 30, 2016	$26.7 million
Net proceeds from underwritten offering in 4Q16	$4.6 million
Shares outstanding (December 19, 2016)	39.2 million

Management Team

Seth Lederman, MD President & CEO	TARGENT · Fusilev (levoleucovorin) for injection · vela
Gregory Sullivan, MD Chief Medical Officer	Columbia University Department of Psychiatry · New York State Psychiatric Institute
Bradley Saenger, CPA Chief Financial Officer	Shire · VERTEX · Steward · pwc
Jessica Morris EVP, Operations	Deutsche Bank · svb Silicon Valley Bank · American Capital

Board of Directors

Seth Lederman, MD Chairman	**Ernest Mario, PhD** ALZA, Glaxo, Reliant Pharma
Stuart Davidson Labrador Ventures, Alkermes, Combion	**Charles Mather** BTIG, Janney, Jefferies, Cowen, Smith Barney
Patrick Grace Apollo Philanthropy, WR Grace, Chemed	**John Rhodes** NYSERDA, NRDC, Booz Allen Hamilton
Donald Landry, MD, PhD Chair of Medicine, Columbia University	**Samuel Saks, MD** Jazz Pharma, ALZA, Johnson & Johnson

Milestones – recent and upcoming

TNX-102 SL – Posttraumatic Stress Disorder

- ☑ December 2015 — Entered into Collaborative Research and Development Agreement (CRADA) with the United States Army Medical Materiel Development Activity (USAMMDA)
- ☑ May 2016 — Report results from AtEase study
- ☑ August 2016 — End-of-Phase 2 meeting with FDA
  - Proposed Phase 3 clinical and NDA plan accepted
  - Breakthrough Therapy Designation Request can be submitted for review
- ☑ December 2016 — Breakthrough Therapy designation granted by FDA
- ☐ 1Q 2017 — Target commencement of Phase 3 study in military-related PTSD
- ☐ 2H 2017 — Anticipated topline data from interim analysis of Phase 3 study in ~180 military-related PTSD patients

Summary

Strong position for value growth with Phase 3 trial in a major medical indication: PTSD including military-related PTSD

- Phase 3 asset not previously well-known to the investor marketplace

TNX-102 SL for PTSD is designed as a Breakthrough Therapy

- Accelerated development and approval process is expected

Funded through 1st interim analysis (180 patients) of Phase 3 PTSD trial expected to initiate in 1Q 2017

- Topline data from 1st interim analysis expected to be available 2H 2017

TONIX PHARMACEUTICALS

NASDAQ: TNXP

Thank you!